Exhibit 99.1

INVESTOR PRESENTATION JULY 2023

DISCLAIMER VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 00 | SUMMARY 2 This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward - looking statements as predictions of future events. All statements other than statements of historical facts contained herein, including without limitation the quotations of our Chief Executive Officer regarding Vicarious Surgical’s opportunity, among other things, are forward - looking statements that reflect the current beliefs and expectations of management. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward - looking statements. Most of these factors are outside Vicarious Surgical’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: changes in applicable laws or regulations; the ability of Vicarious Surgical to raise financing in the future; the success, cost and timing of Vicarious Surgical’s product and service development activities; the potential attributes and benefits of Vicarious Surgical’s product candidates and services; Vicarious Surgical’s ability to obtain and maintain regulatory approval for the Vicarious System on the timeline it expects, and any related restrictions and limitations of any approved product; the size and duration of human clinical trials for the Vicarious Surgical; Vicarious Surgical’s ability to identify, in - license or acquire additional technology; Vicarious Surgical’s ability to maintain its existing license, manufacture, supply and distribution agreements and scale manufacturing of the Vicarious Surgical System and any future product candidates to commercial quantities; Vicarious Surgical’s ability to compete with other companies currently marketing or engaged in the development of products and services that Vicarious Surgical is currently marketing or developing, as well as with the use of open surgeries; the size and growth potential of the markets for Vicarious Surgical’s product candidates and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of Vicarious Surgical’s product candidates and services and reimbursement for medical procedures conducted using its product candidates and services; the company’s ability to meet its estimates regarding expenses, revenue, capital requirements, cash runway and needs for additional financing; Vicarious Surgical’s financial performance; Vicarious Surgical’s intellectual property rights, its ability to protect or enforce these rights, and the impact on its business, results and financial condition if it is unsuccessful in doing so; economic downturns, political and market conditions and their potential to adversely affect Vicarious Surgical’s business, financial condition and results of operations; the impact of COVID - 19 on Vicarious Surgical’s business; and other risks and uncertainties indicated from time to time in Vicarious Surgical’s filings with the SEC. Vicarious Surgical cautions that the foregoing list of factors is not exclusive. The company cautions readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made. Vicarious Surgical does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. All surgical images contained within this presentation are sourced from cadaveric procedures.

KEY INVESTMENT HIGHLIGHTS 1 VICARIOUS SURGICAL ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS 2022 DATA AND PUBLIC FILINGS. ASSUMES $3,319 REVENUE PER PROCEDURE CURRENTLY REALIZED BY LEGACY ROBOTIC COMPANY. 2 PARTNERSHIPS FOR PURPOSE OF DEVELOPMENT, VERIFICATION AND VALIDATION, CLINICAL TRIALS, AND TRAINING 3 INCLUDES ADDITIONAL FEATURES EXPECTED AFTER INITIAL LAUNCH AND NECESSARY REGULATORY APPROVAL OF THESE FEATURES. AUTOMATED PATIENT PROTECTION IS VICARIOUS SURGICAL’S TERM FOR A SET OF FUTURE FEATURES LEVERAGING THE ARCHITECTURE OF THE VICARIOUS SURGICAL PLATFORM, DESIGNED TO ENHANCE PATIENT SAFETY GROWING $150B MARKET THAT IS 96% UNPENETRATED BY ROBOTIC SURGERY 1 WITH STRONG EXISTING REIMBURSEMENT UNPRECEDENTED PARTNERSHIPS WITH LEADING HEALTHCARE SYSTEMS 2 PROPRIETARY DECOUPLED ACTUATOR TECHNOLOGY ENABLES UNPARALLELED FUNCTIONALITY VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 00 | SUMMARY 3 UNIQUE PLATFORM ARCHITECTURE DESIGNED FOR FUTURE AUTOMATED PATIENT PROTECTION 3

SURGERY TODAY 00 | SUMMARY 4 1 VICARIOUS SURGICAL ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS 2022 DATA AND PUBLIC FILINGS. ASSUMES $3,319 REVENUE PER PROCEDURE CURRENTLY REALIZED BY LEGACY ROBOTIC COMPANY. 2 VICARIOUS SURGICAL ESTIMATES FROM LSI MARKET DATA. 2022 DATA 3 DHARAP SB, BARBANIYA P, NAVGALE S. INCIDENCE AND RISK FACTORS OF POSTOPERATIVE COMPLICATIONS IN GENERAL SURGERY PATIENTS. CUREUS. 2022 NOV 1;14(11):E30975. DOI: 10.7759/CUREUS.30975. PMID: 36465229; PMCID: PMC9714582. VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 45 Million 2 ABDOMINAL ROBOTIC - ADDRESSABLE WORLDWIDE PER YEAR 96% Manual 1 1 in 3 PROCEDURES HAVE SURGICAL COMPLICATIONS 3 $150 Billion Procedures 1 INITIAL MARKET OPPORTUNITY: ~4% ROBOTIC ADOPTION DUE TO: • HIGH COST • LIMITED ACCESS + CAPABILITY • DIFFICULTY OF USE + TRAINING • HERNIA • GYNECOLOGY • GALLBLADDER • GASTROINTESTINAL

VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 5 THE VICARIOUS SURGICAL SYSTEM 01

THE SYSTEM

OUR DECOUPLED TECHNOLOGY UNIQUELY BENEFITS THE PATIENT, SURGEON, AND HOSPITAL

- MINIMALLY INVASIVE VIA 1.8CM SINGLE PORT[1]
- ENHANCED DEXTERITY AND EXPANSIVE RANGE OF MOTION
  - SHOULDERS, ELBOW, AND WRIST INTRA-ABDOMINAL
  - 13 DEGREES OF FREEDOM PER ARM (INCLUDING 9 FROM WITHIN ABDOMEN)
- 360° VISUALIZATION WITH 3D ANATOMICAL MAPPING AND REALTIME MULTIMODAL FLUORESCENT IMAGING[2]
- UNPARALELLED SENSING OF FORCE AND POSITION


OUR PATIENT CART
OUR SURGEON CONSOLE
VICARIOUS SURGICAL ROBOT TROCAR SIZE
1.8CM[1]

[1] VICARIOUS SURGICAL SYSTEM IS CAPABLE OF TROCAR SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM TROCAR.
[2] INCLUDES ADDITIONAL FEATURES EXPECTED AFTER INITIAL LAUNCH AND NECESSARY REGULATORY APPROVAL OF THESE FEATURES.

VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023
01 | THE VICARIOUS SURGICAL SYSTEM
6

DECOUPLED ACTUATORS: OUR ENABLING TECHNOLOGY PROPRIETARY TECHNOLOGY: • ISOLATES CABLE PATHWAYS • REMOVES BUILD UP OF FORCE BETWEEN JOINTS 1 UNWANTED FORCE BUILD - UP 1x 50x 20x 2 3 4 5 6 7 8 9 40x 30x 10x EXISTING SURGICAL ROBOTS IF THEY HAD 5+ DEGREES OF FREEDOM IN THE BODY CABLE BREAKING POINT 1 EXISTING SURGICAL ROBOTS OUR DECOUPLED ADVANTAGE VICARIOUS SURGICAL LEGACY ROBOTS [1] CHART BASED ON VICARIOUS SURGICAL ESTIMATES AND CALCULATIONS, CABLE BREAKING POINT IS APPROXIMATED. FRIEDMAN DC, LENDVAY TS, HANNAFORD B. INSTRUMENT FAILURES FOR THE DA VINCI SURGICAL SYSTEM: A FOOD AND DRUG ADMINISTRATION MAUDE DATABASE STUDY. SURG ENDOSC. 2013 MAY;27(5):1503 - 8. DOI: 10.1007/S00464 - 012 - 2659 - 8. EPUB 2012 DEC 14. PMID: 23242487. BORDEN LS JR, KOZLOWSKI PM, PORTER CR, CORMAN JM. MECHANICAL FAILURE RATE OF DA VINCI ROBOTIC SYSTEM. CAN J UROL. 2007 APR;14(2):3499 - 501. PMID: 17466155. DEGREES OF FREEDOM INSIDE THE ABDOMINAL CAVITY GRASPER ELBOW SHOULDER WRIST VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 01 | THE VICARIOUS SURGICAL SYSTEM 7

ONE SMALL INCISION

MINIMIZING PATIENT COMPLICATIONS THROUGH 1.8CM TROCAR[1]

- <2.0CM INCISION ABILITY TO UTILIZE OBTURATOR
- >2.0CM INCISION REQUIRES SCALPEL
- OBTURATOR DRIVES COMPLICATION RATES DOWN BY SEPARATING MUSCLE FIBERS RATHER THAN CUTTING



SCALPEL



OBTURATOR

[1] VICARIOUS SURGICAL SYSTEM IS CAPABLE OF TROCAR SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM TROCAR.
[2] BASED ON VICARIOUS SURGICAL'S EXTRAPOLATION OF DATA FROM VARIOUS STUDIES: (1) HERNANDEZ-GR ANADOS P ET AL, INCISIONAL HERNIA PREVENTION AND USE OF MESH, A NARR ATIVE REVIEW, 2018. (2) MARKS JM ET AL, SINGLE INCISION L APAROSCOPIC CHOLECYSTECTOMY IS ASSOCIATED WITH IMPROVED COSMESIS SCORING AT THE COST OF SIGNIFICANTLY HIGHER HERNIA R ATES, 2013

COMPLICATION RATES AS A FUNCTION OF INCISION SIZE[2]


20%
10%
1%
INCISIONAL COMPLICATION RATE
OBTURATOR UTILIZATION
SCALPEL UTILIZATION
OPEN SURGERY
OTHER SINGLE PORT
EXISTING MULTI-PORT
THE VICARIOUS SURGICAL SYSTEM
1.8cm
2.5cm
10+cm
INCISION SIZE

VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023
01 | THE VICARIOUS SURGICAL SYSTEM
8

01 | THE VICARIOUS SURGICAL SYSTEM UNRESTRICTED SURGEON WORKSPACE NEARLY 360 ƒ WORKSPACE IN THE ABDOMEN THROUGH ONE 1.8CM 1 TROCAR THE 13 DEGREES OF FREEDOM POWERED BY PROPRIETARY DECOUPLED MOTION PROVIDES SURGEONS UNPRECEDENTED DEXTERITY AND RANGE OF MOTION [1] VICARIOUS SURGICAL SYSTEM IS CAPABLE OF TROCAR SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM TROCAR. 9 LEGACY SYSTEMS HAVE LIMITED WORKING AREA COLLISIONS INSIDE AND OUTSIDE THE PATIENT

SENSING AND VISUALIZATION COLLECTING HIGH QUALITY DATA: THE KEY TO ENABLE SURGEON DECISION SUPPORT, MACHINE LEARNING, AND BROADER AI CAPABILITY 1 01 | THE VICARIOUS SURGICAL SYSTEM 10 MEASUREMENT OF FORCE AND POSITION WITH SENSORS FROM WITHIN ABDOMINAL CAVITY DECOUPLED ACTUATORS ENABLE UNPRECEDENTED FUNTIONALITY INCLUDING: AUTOMATED TISSUE RECOGNITION USING UP TO 4 MODES OF FLUORESCENT IMAGING 1 FOR USE WITH EXISTING DYES SUCH AS THOSE TO DETECT URETERS, BLOOD VESSELS, NERVES, AND CANCER FULL 3D ANATOMICAL DEPTH MAPPING 1 WITH A WIDE 120 ƒ FIELD OF VIEW AUTOMATED CAMERA CLEANING WITHOUT EXTRACTING CAMERA [1] FEATURES WILL BE EXPECTED AFTER INITIAL LAUNCH AND NECESSARY REGULATORY AUTHORIZATION

ATTRACTIVE COST MODEL

ADVANCED ENGINEERING ENABLES COMPETITIVE COST ADVANTAGE ON BOTH CAPITAL EQUIPMENT AND INSTRUMENTS

CAPTIAL EQUIPMENT



- Capital equipment is primarily non-robotic as movement is generated from within the abdomen
- Cost of goods of capital equipment is expected to be significantly lower than competing products[1]

INSTRUMENTS



- Decoupled actuators enable high force capability and excellent dexterity with polymer cables
- Polymer fiber cables allow for 3D printed and injection molded parts
- Enables sterile portions of system to be fully disposable or reusable
- Exchangeable tool tips enhance economies of scale[2]

[1] COMPANY ESTIMATED BASED ON QUOTED PRODUCTION PARTS FROM VICARIOUS SURGICAL SUPPLIER
[2] INCLUDES ADDITIONAL FEATURES EXPECTED AFTER INITIAL LAUNCH AND NECESSARY REGULATORY APPROVAL OF THESE FEATURES.

01 | THE VICARIOUS SURGICAL SYSTEM 11

VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 12 FUTURE OF SURGERY 02

TRANSFORMING ROBOTICS TO BECOME THE STANDARD OF CARE

THE VICARIOUS SURGICAL PLATFORM IS DESIGNED TO REDUCE SURGICAL COMPLICATIONS, CURRENTLY 1 IN 3 TODAY[1]

LESS INVASIVE



UNRESTRICTED DEXTERITY AND ACCESS



ADVANCED SENSING AND VISUALIZATION



ATTRACTIVE VALUE



AUTOMATED PATIENT PROTECTION[2]

THE FUTURE WE ARE BUILDING

REDUCED ERRORS AND ACCIDENTS

By alerting the surgeon when they are deviating from the intended surgical plan or approaching critical anatomy, we can help ensure increased safety throughout the procedure

EFFICIENT PROCEDURES

By identifying key structures, we can remove the need for detailed dissection for exposure of critical structures

PROCEDURAL AUTOPILOT

With advanced instrumentation and anatomical identification, the platform can follow the surgeons plan, helping to reduce surgeon workload and increase surgeon confidence

[1] DHARAP SB, BARBANIYA P, NAVGALE S. INCIDENCE AND RISK FACTORS OF POSTOPERATIVE COMPLICATIONS IN GENERAL SURGERY PATIENTS. CUREUS. 2022 NOV 1;14(11):E30975. DOI: 10.7759/CUREUS.30975. PMID: 36465229; PMCID: PMC9714582.

[2] INCLUDES ADDITIONAL FEATURES EXPECTED AFTER INITIAL LAUNCH AND NECESSARY REGULATORY APPROVAL OF THESE FEATURES. AUTOMATED PATIENT PROTECTION IS VICARIOUS SURGICAL'S TERM FOR A SET OF FUTURE FEATURES LEVERAGING THE ARCHITECTURE OF THE VICARIOUS SURGICAL PLATFORM, DESIGNED TO ENHANCE PATIENT SAFETY.

VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023

02 | FUTURE OF SURGERY

13

BUILDING TOWARDS PROCEDURAL AUTOMATION

UNIQUE SYSTEM ARCHITECTURE

Decoupled actuators enable **unprecedented functionality**, **sensing,** and **visualization**

→

CLINICALLY RELEVANT DATA

Sensing and visualization provides specific and high-quality data

→

ACTIONABLE INSIGHTS

Utilize unique and high quality procedural data to augment surgeon decision making and generate enhanced patient outcomes

→

PROCEDURAL AUTOMATION

Our platform is uniquely engineered to deliver reliable, repeatable results through future "autopilot" automation

PIONEERING **AUTOMATED PATIENT PROTECTION**[1] TO GENERATE IMPROVED PATIENT OUTCOMES

[1] FEATURES EXPECTED AFTER INITIAL LAUNCH AND NECESSARY REGULATORY AUTHORIZATION. AUTOMATED PATIENT PROTECTION IS VICARIOUS SURGICAL'S TERM FOR A SET OF FUTURE FEATURES LEVERAGING THE ARCHITECTURE OF THE VICARIOUS SURGICAL PLATFORM, DESIGNED TO ENHANCE PATIENT SAFETY.

VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023

02 | FUTURE OF SURGERY

14

VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 15 P A TH W A Y TO COMMERCIALIZ A TION 03

03 | PATHWAY TO COMMERCIALIZATION HOSPITAL SYSTEM PARTNERS 16 KEY PARTNERSHIPS WITH THREE LEADING HEALTHCARE PROVIDERS REPRESENTING OVER 200 HOSPITALS AND 150 SURGERY CENTERS CREATING THE FOUNDATION FOR A STRONG COMMERICAL LAUNCH CLINICAL EXECUTION Joint site selection and clinical trial support for FDA submission PLATFORM TRAINING Peer - to - peer case observation, surgeon proctoring and learning programs VERIFICATION & VALIDATION Operating room and system testing of the Vicarious Surgical platform 1 PRODUCT DEVELOPMENT Leverage administrative, operational, and clinical feedback to enable design of a system that meets the needs of all stakeholders [1] HOSPITAL SYSTEM PARTNERS SUPPORTING THE V&V PROCESS INCLUDING THROUGH PROVIDING SURGEONS AND OPERATING ROOM STAFF

INDICATION PATHWAY

45 Million

ABDOMINAL PROCEDURES ADDRESSABLE BY VICARIOUS SURGICAL[7]

VALUE OF INITIAL MARKET

$150 Billion[6]



ADDRESSABLE PROCEDURES
TARGET LAUNCH
~15.0M GI PROCEDURES[1] (~3.1M US)
STOMACH & INTESTINAL: (5.4M)
COLORECTAL: (4.2M)
APPENDECTOMIES: (3.8M)
BARIATRIC: (0.9M)
PANCREATIC: (0.4M)
ESOPHAGEAL: (0.3M)
~13.8M GALLBLADDER PROCEDURES[3] (~2.6M US)
CHOLECYSTECTOMIES: (10.6M)
OTHER GALLBLADDER & BILIARY: (3.2M)
~5.6M GYNECOLOGY[4] (~1.4M US)
HYSTERECTOMIES (2.2M)
ENDOMETRIOSIS (2.0M)
SALPINGO-OOPHORECTOMIES & OOPHORECTOMIES (0.7M)
SACROCOLPOPEXY (0.7M)
~6.8M ALL OTHER HERNIA[2] (~1.5M US)
~3.9M VENTRAL HERNIA[5] (~0.9M US)

[1] COLORECTAL, SMALL BOWEL, BARIATRIC, ESOPHAGEAL, BARIATRIC, STOMACH (NON-ENDOSCOPIC), LSI WW 2022 DATA
[2] VICARIOUS SURGICAL ESTIMATES FROM LSI WW 2022 DATA, INCLUDES SOME PATIENTS WHO CHOSE TO NOT HAVE HERNIAS REPAIRED WITH LEGACY TECHNIQUES
[3] LSI WW 2022 DATA
[4] HYSTERECTOMY, OOPHORECTOMY, COLPOPEXY, ENDOMETRIOSIS LSI WW 2022 DATA
[5] INCLUDES INCISIONAL HERNIA AND UMBILICAL, VICARIOUS SURGICAL ESTIMATES FROM LSI WW 2022 DATA, INCLUDES SOME PATIENTS WHO CHOSE TO NOT HAVE HERNIAS REPAIRED WITH LEGACY TECHNIQUES
[6] VICARIOUS SURGICAL ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS 2022 DATA AND PUBLIC FILINGS. ASSUMES $3,319 REVENUE PER PROCEDURE CURRENTLY REALIZED BY LEGACY ROBOTIC COMPANY.
[7] VICARIOUS SURGICAL ESTIMATES FROM LSI MARKET DATA, 2022 DATA

VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023
03 | PATHWAY TO COMMERCIALIZATION
17

2025 EXECUTING ON OUR ROADMAP 2023 2024 NOTE: ACTUAL MILESTONES AND TIMELINE MAY VARY AS CERTAIN ACTIVITIES ARE BEYOND VICARIOUS SURGICAL’S CONTROL Version 1.0 Build Integrated FDA De Novo Submission First Clinical Patient 2022 Beta 2 Design Lock Version 1.0 Design Lock HCA & UH Centers of Excellence Manufacturing Cleanroom Validated Simulator Launch UPMC Partnership Beta 2 Demo Day Beta 2 Build Integrated DEVELOPMENT AND REGULATORY COMMERCIAL, GROWTH AND CLINICAL VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 03 | PATHWAY TO COMMERCIALIZATION 18

TEAM AND INVESTORS 04 VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 19

EXPERIENCED MANAGEMENT TEAM GENERAL COUNSEL AND CHIEF LEGAL OFFICER JUNE MORRIS VP OF PRODUCT DESIGN AND COMMERCIALIZATION MICHAEL PRATT CHIEF FINANCIAL OFFICER BILL KELLY CO - FOUNDER, CHIEF TECHNOLOGY OFFICER SAMMY KHALIFA CO - FOUNDER, CHIEF EXECUTIVE OFFICER ADAM SACHS CHIEF OPERATING OFFICER JOHN MAZZOLA CO - FOUNDER, CHIEF MEDICAL OFFICER BARRY GREENE VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 04 | OUR TEAM AND INVESTORS 20

EXPERIENCED BOARD AND ADVISORS SEASONED INVESTORS Bill Gates EXECUTIVE CHAIRMAN DAVID STYKA BOARD DIRECTOR DAVID HO BOARD DIRECTOR SAMMY KHALIFA BOARD DIRECTOR ADAM SACHS BOARD DIRECTOR BEVERLY HUSS VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 04 | OUR TEAM AND INVESTORS 21 BOARD DIRECTOR DONALD TANG BOARD DIRECTOR RIC FULOP Former Operational Leader at Auris Noted HIV/AIDS Researcher; Time “Man of the Year” 1996 TECHNOLOGY ADVISOR PAUL HERMES Former Head of Medtronic Robotics Program BOARD DIRECTOR VICTORIA CARR - BRENDEL Becton Dickinson

VICARIOUS SURGICAL INVESTOR PRESENTATION JULY 2023 THANK YOU 78 Fourth Avenue Waltham, MA, 02451 vicarioussurgical.com +1.617.868.1700 VICARIOUS SURGICAL 22